                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
 |_|     Preliminary Proxy Statement

 |_|     Confidential, For Use of the Commission

 |X|     Definitive Proxy Statement     Only (as permitted by Rule 14a-6(e)(2)).

 |_|     Definitive Additional Materials

 |_|     Soliciting Material pursuant under Rule 14a-12

                    MetLife Investors USA Separate Account A
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                     MetLife Investors USA Insurance Company
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         |X| No fee required.

         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                  (1) Title of each class of securities to which transaction applies: N/A
                  (2) Aggregate number of securities to which transaction applies: N/A
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
                  (4) Proposed maximum aggregate value of transaction: N/A (5) Total fee paid: $0

         |_| Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1) Amount Previously Paid: N/A
                  (2) Form, Schedule or Registration Statement No.: N/A
                  (3) Filing Party: N/A
                  (4) Date Filed: N/A

                     METLIFE INVESTORS USA INSURANCE COMPANY
                             11365 W. Olympic Blvd.
                          Los Angeles, California 90064

[Name]

March 31, 2003

Dear Contract Owner:

You are an owner of a variable annuity contract (a "Contract") issued by MetLife Investors USA Insurance Company ("MetLife Investors USA"). Shares of the Index 500 Portfolio (Initial Class) ("Index 500 Portfolio"), a series of the Fidelity Variable Insurance Products Fund II, have been purchased at your direction by MetLife Investors USA through its Separate Account A to support contract values or fund benefits payable under your Contract. MetLife Investors USA is the record owner of Index 500 Portfolio shares held in connection with your Contract.

MetLife Investors USA is seeking your approval for the substitution of Class A shares of the MetLife Stock Index Portfolio, a series of the Metropolitan Series Fund, Inc., (the "MetLife Portfolio") for Initial Class shares of the Index 500 Portfolio. The proposed substitution is part of an effort by MetLife Investors USA to make its variable contracts more efficient to administer and oversee, and therefore more attractive to its customers.

Certain of the Contracts and all of the prospectuses for the variable annuity Contracts issued by MetLife Investors USA through Separate Account A (the MetLife Investors Contracts) condition MetLife Investors USA's ability to carry out the proposed substitution on its obtaining the approval of a majority of Contract owners, as well as the approval of the Securities and Exchange Commission (the "Commission"). The Commission's approval of the proposed substitution is subject to certain conditions, including that MetLife Investors USA receive, for each class of Contracts, approval from a majority of the Contract owners entitled to vote (those owners who have Contract value invested in the Index 500 Portfolio as of January 31, 2003). Since you had Contract value invested in the Index 500 Portfolio on January 31, 2003, you are entitled to vote the number of accumulation units you own in the subaccount of Separate Account A investing in shares of the Index 500 Portfolio. We are writing to you to ask that you cast your vote in order that we may effect the proposed substitution. You may cast your vote by: (1) filling out the enclosed Voting Form and returning it to us, (2) using our toll-free telephone voting facility (1-866-235-4258), or (3) visiting our website https://vote.proxy-direct.com.

The proposed substitution will not be treated as a transfer of Contract value or an exchange of annuity units for purposes of assessing transfer charges or for determining the number of remaining permissible transfers (or exchanges) in a Contract year. In addition, you may make one transfer of Contract value (or annuity unit exchange) out of the MetLife Portfolio within 30 days following the proposed substitution without the transfer (or exchange) counting as a transfer of Contract value (or an annuity unit exchange) for purposes of assessing transfer charges or for determining the number of remaining permissible transfers (or exchanges) in a Contract year.

We have enclosed the following to assist you in giving us your vote:

             o    Voting Information Statement

             o    Voting Form

             o    Postage-paid return envelope

             o Toll-free number for the telephone voting facility and website address for the website voting facility

Please read carefully the enclosed Voting Information Statement for details about the proposed substitution. In order for your vote to be given effect, we must receive a properly executed Voting Form or a telephone or website vote no later than April 24, 2003 at 4:00 p.m. Pacific Time.

Please complete, sign, and date the enclosed Voting Form and promptly return it in the enclosed postage-paid envelope or complete the telephone voting or website voting process by following the instructions available at either facility. Your vote and participation are very important, and we appreciate your return of the form as soon as possible. Thank you for your cooperation.

Very truly yours,


Richard C. Pearson
Secretary
MetLife Investors USA Insurance Company

                      METLIFE INVESTORS SEPARATE ACCOUNT A
          A separate account of MetLife Investors USA Insurance Company

                          VOTING INFORMATION STATEMENT

                                 March 31, 2003

MetLife Investors USA Insurance Company ("MetLife Investors USA"), on behalf of MetLife Investors Separate Account A ("Separate Account A"), a separate account of MetLife Investors USA, is furnishing this Voting Information Statement to solicit votes from owners of variable annuity contracts (the "Contracts") issued by MetLife Investors USA having contract values allocated to the subaccount of Separate Account A investing in shares of the Index 500 Portfolio of Fidelity Variable Insurance Products Fund II (the "Subaccount") on January 31, 2003 (the "Record Date"). MetLife Investors USA is requesting a vote to approve or disapprove the following proposal:

          The substitution of Class A shares of the MetLife Stock Index Portfolio ("MetLife Portfolio"), a series of the Metropolitan Series Fund, Inc., for Initial Class shares of the Index 500 Portfolio ("Index 500 Portfolio"), a series of the Fidelity Variable Insurance Products Fund II.

As an owner of a Contract (an "Owner") having accumulation units representing an investment of contract value in the Subaccount as of the close of business on the Record Date, you are entitled to vote such accumulation units on the above proposal.

Certain of the Contracts and all of the prospectuses for the variable annuity Contracts issued by MetLife Investors USA through Separate Account A condition MetLife Investors USA's ability to carry out the proposed substitution on its obtaining, for each class of Contracts, the approval of Owners representing a majority of the outstanding accumulation units as of the Record Date, as well as the approval of the Securities and Exchange Commission (the "Commission"). The Commission's approval of the proposed substitution is subject to certain conditions, including that MetLife Investors USA receive approval from Owners.

                           GENERAL VOTING INFORMATION

This Voting Information Statement and the accompanying Voting Form are being furnished to Owners on or about March 31, 2003. An Owner is entitled to one vote for each accumulation unit that the Owner owns in the Subaccount.

As of the Record Date, the total number of accumulation units held in the Subaccount for each class of Contracts and entitled to vote was:

--------------------------------------------------------------------------------
Class of Contract                               Number of Subaccount Units

Flexible Bonus                                       129,851,248.65
Ultimate Annuity                                       4,357,624.30
Flexible Value                                        19,994,642.95
Investors Choice                                      31,875,342.18
--------------------------------------------------------------------------------

For each class of Contracts, approval of the proposed substitution requires the affirmative vote of a majority of the Subaccount's outstanding accumulation units on the Record Date.

To the knowledge of MetLife Investors USA, no Owner beneficially owned, directly or indirectly, Contracts representing more than 5% of the accumulation units in the Subaccount for their class of Contract as of the Record Date.

To the knowledge of MetLife Investors USA, none of the directors or officers of MetLife Investors USA, individually or as a group, beneficially own, directly or indirectly, over 1% of the outstanding accumulation units of the Subaccount as of the Record Date. Any beneficial financial interest that MetLife Investors USA may have in the Subaccount is immaterial in relation to the interests of Owners and MetLife Investors USA will not cast any votes.

If you properly execute and return the enclosed Voting Form to MetLife Investors USA at 11365 W. Olympic Blvd., Los Angeles, California 90064 by April 24, 2003 at 4:00 p.m. (the "Voting Deadline"), MetLife Investors USA will count your vote when calculating the results of the solicitation. MetLife Investors USA will disregard any Voting Forms received after the Voting Deadline. Votes attributable to Voting Forms that are properly executed and returned but are not marked to "Approve" or "Disapprove" the proposed substitution, will be counted as "Approve." A vote to "Abstain" will have the effect of a vote to "Disapprove" the proposed substitution.

You also may vote by telephone by calling 1-866-235-4258 and following the instructions or by visiting our voting agent's website https://vote.proxy-direct.com and following the instructions. If you cast your telephone or website vote by the Voting Deadline, MetLife Investors USA will count your vote when calculating the results of the solicitation. MetLife Investors USA will disregard any votes cast by telephone or at the website after the Voting Deadline (or any extension of the Voting Deadline). The MetLife Investors USA or its voting agent will use reasonable procedures to (such as requiring an identification number) to verify the authenticity of voters using the telephone or website voting facilities. Your voting authentication number is found on the accompanying Voting Form.

Any Owner who has submitted a Voting Form has the right to change his or her vote at any time prior to the Voting Deadline by submitting a letter requesting the change or a later-dated Voting Form that MetLife Investors USA receives at the above address on or before the Voting Deadline. If, for any class of Contracts, MetLife Investors USA does not receive sufficient votes to approve the proposal, it may extend the Voting Deadline and conduct a further solicitation of votes.

MetLife Investors USA will solicit votes primarily by mail, but may supplement this effort by telephone calls, telegrams, e-mails, personal interviews, and other communications by officers, employees, and agents of MetLife Investors USA or its affiliates. MetLife Investors USA will bear the cost of soliciting votes.

                            THE PROPOSED SUBSTITUTION

The Transaction

On October 25, 2002, MetLife Investors USA and Separate Account A submitted an application to the Commission requesting approval of the proposed substitution of shares of the MetLife Portfolio for shares of the Index 500 Portfolio. If completed, the proposed substitution will result in MetLife Investors USA's redemption, in cash or "in-kind" (i.e., for portfolio securities of the Index 500 Portfolio), of shares of the Index 500 Portfolio. MetLife Investors USA will then use the proceeds (either cash or portfolio securities) of such redemption to purchase shares of the MetLife Portfolio.

If approved, the proposed substitution will take place at relative net asset value with no change in the amount of an Owner's Contract value or death benefit or in the dollar value of an Owner's investment in the Subaccount. Owners will not incur any fees or charges as a result of the proposed substitution and Owners' rights and MetLife Investors USA's obligations under the Contract will not be altered in any way. All applicable expenses incurred in connection with the proposed substitution will be paid by MetLife Investors USA. In addition, the proposed substitution will not subject Owners to any federal income tax liability.

The fees and charges that an Owner pays under his or her Contract will not increase as a result of the proposed substitution. To the extent that the annualized expenses of the MetLife Portfolio during the twenty-four months following the substitution exceeds the 2002 net expense level of the Index 500 Portfolio, MetLife Investors USA will reduce Subaccount expenses under the Contracts. Therefore, for such Contracts, for two years following the proposed substitution, combined net expenses for the MetLife Portfolio and the Subaccount will not exceed the combined net expenses of the Index 500 Portfolio and the Subaccount for the 2002 fiscal year. Nonetheless, after two years following the proposed substitution, the net expense levels for the MetLife Portfolio may be higher than the 2002 net expense level for the Index 500 Portfolio, but would not be offset by a reduction in Subaccount expenses. In such an event, Owners may bear greater expenses than they would had the proposed substitution not occurred.

Owners are entitled to approve or disapprove the proposed substitution. The proposed substitution will not take place for any class of Contracts without the approval of Owners representing a majority of the accumulation units of the Subaccount for that class of Contracts as of the Record Date.

MetLife Investors USA intends to effect the proposed substitution on or about April 28, 2003, following the issuance of an order of approval by the Commission, the approval of the proposed substitution by Owners, and any approval required by state insurance regulators.

Reasons for the Proposed Substitution

The proposed substitution reflects a determination by MetLife Investors USA to coordinate underlying investment options with other life insurance companies affiliated with Metropolitan Life Insurance Company, an affiliate of MetLife Investors USA. At the current time, most variable life insurance and variable annuity contracts being actively marketed by life insurance companies affiliated with Metropolitan Life Insurance Company that offer an S&P 500 Index investment portfolio, offer the MetLife Portfolio. Standardizing the investment options across similar products offered by several affiliated life insurance companies will make such contracts more efficient to administer and oversee, thereby reducing costs to the companies and improving service to owners of all of the contracts. For example, one variable annuity operations center provides contract administration and contract owner services for most of the affiliated life insurance companies. Standardizing product features, such as investment options, will foster more efficient administration of the Contracts, thereby improving quality control and Owner satisfaction. Similarly, as part of this standardization process, several other mutual funds managed by companies affiliated with Metropolitan Life Insurance Company are being merged into investment portfolios of Metropolitan Series, including the MetLife Portfolio. This should, as with the proposed substitution, increase the Portfolio's net assets and lead to lower overall expenses for the Portfolio. MetLife Investors USA believes that replacing the Index 500 Portfolio with the MetLife Portfolio is appropriate and in the best interests of Owners.

Though not a principal reason for the proposed substitution, the substitution would have the effect of transferring Contract values to an investment portfolio managed by an affiliated person of MetLife Investors USA, thereby increasing the management fees received by that affiliated person.

MetLife Investors USA believes that replacing the Substituted Portfolio with the Replacement Portfolio is appropriate and in the best interests of Contract owners because the Replacement Portfolio is larger than the Substituted Portfolio and has excellent prospects for future growth. Although almost all equity mutual funds have declined in size over the last two years (due primarily to equity market declines, but also as a result of investor redemptions), the Replacement Portfolio has, on a percentage basis, declined in size less than the Substituted Portfolio. In large part this is because it has gained new investors. As indicated above, MetLife Investors USA anticipates that, through mergers with affiliated funds and being added as an investment option in variable annuity and life insurance contracts of insurance companies affiliated with Metropolitan Life Insurance Company, the Replacement Portfolio will continue to add new investors.

Size and continued growth are important factors in the performance of an index portfolio because they have a critical impact on expense levels. The Replacement Portfolio had an expense ratio in 2002 of 0.31%. MetLife Investors USA believes that with the growth anticipated for the Portfolio, it has excellent prospects of maintaining or even lowering that ratio in future years. Although the Substituted Portfolio had an actual expense ratio of 0.28% for 2002, it achieved that ratio only after a reimbursement of 0.05% from FMR, its investment adviser. The reimbursement is voluntary and FMR may cease reimbursing the Portfolio at any time. In addition, FMR has the ability to seek repayment of the reimbursed amounts under certain circumstances in future years.

MetLife Investors USA also believes that replacing the Substituted Portfolio with the Replacement Portfolio is appropriate and in the best interests of Contract owners because the Replacement Portfolio has had better performance than the Substituted Portfolio. Although, being index portfolios, performance differences are very small, the Replacement Portfolio has consistently outperformed the Substituted Portfolio in recent years.

In the event that the proposed substitution does not occur (because it is not approved by Owners or the Commission or for another reason), effective May 1, 2003, the Subaccount will no longer be available under the Contracts for allocation of purchase payments or transfers of Contract value. (Transfers of Contract value to the Subaccount pursuant to the "dollar-cost" averaging and portfolio rebalancing arrangements in effect on May 1, 2003, will, however, continue.)

Both the MetLife Portfolio and the Index 500 Portfolio have assets of more than $2.4 billion as of December 31, 2002. The Index 500 Portfolio's asset base, however, has declined from $5.5 billion as of December 31, 1999.

MetLife Investors USA Insurance Company

MetLife Investors USA is a stock life insurance company organized under Delaware Law in 1960. MetLife Investors USA is authorized to transact the business of life insurance, including annuities, in the District of Columbia and all states except New York. Its principal executive offices are located at 22 Corporate Plaza Drive, Newport Beach, California 92660.

MetLife Investors USA is a wholly-owned subsidiary of MetLife Investors Group, Inc. (formerly, Security First Group, Inc.). MetLife Investors Group, Inc., in turn, is an indirect wholly-owned subsidiary of MetLife, Inc. ("MetLife"), the parent of Metropolitan Life Insurance Company ("MLIC"). MetLife, Inc. is listed on the New York Stock Exchange and, through its affiliates, is a leading provider of insurance and other financial products and services to individuals and groups.

MetLife Investors USA Separate Account A

Separate Account A is a separate investment account of MetLife Investors USA established under Delaware law on May 29, 1980. Separate Account A currently has 60 subaccounts. Each subaccount invests in a corresponding portfolio of an open-end management investment company. The Contracts that invest in the Index 500 Portfolio have been issued through Separate Account A and interests in the Account offered through such Contracts have been registered under the Securities Act of 1933, as amended (the "1933 Act"). Separate Account A is registered the Commission under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust type of investment company.

MetLife Investors USA is the legal owner of the assets in Separate Account A. To the extent so provided in the Contracts, that portion of the assets of Separate Account A equal to its reserves and other liabilities under outstanding Contracts will not be charged with liabilities arising out of any other business MetLife Investors USA may conduct. Income, gains and losses, realized or unrealized, from the assets of Separate Account A are credited to or charged against Separate Account A without regard to the other income, gains, or losses of MetLife Investors USA.

The Portfolios

VIP II Fund

The VIP II Fund is registered as an open-end management investment company under the 1940 Act and currently offers 5 separate investment portfolios, including the Index 500 Portfolio. The VIP II Fund issues a separate series of shares of beneficial interest in connection with each portfolio, and has registered such shares under the 1933 Act.

Metropolitan Series

The Metropolitan Series is also registered as an open-end management investment company under the 1940 Act and currently offers 20 separate investment portfolios, including the MetLife Portfolio. The Metropolitan Series issues a separate series of shares of beneficial interest in connection with each portfolio, and has registered such shares under the 1933 Act.

Management of the Portfolios

Index 500 Portfolio

Fidelity Management & Research Company ("FMR") is the investment adviser for the Index 500 Portfolio (and other portfolios of Fidelity Variable Insurance Products Fund II). FMR's principal offices are located at 82 Devonshire Street, Boston, Massachusetts 02109.

FMR and the Index 500 Portfolio also have entered into a subadvisory agreement with Deutsche Asset Management, Inc. ("DAMI") to provide investment management services. DAMI chooses the Index 500 Portfolio's investments and places orders to buy and sell the Index 500 Portfolio's investments. DAMI is a wholly owned subsidiary of Deutsche Bank AG. DAMI's principal offices are located at 280 Park Avenue, New York, New York 10017. FMR has also entered into a subadvisory agreement with FMR Co., Inc. ("FMRC") on behalf of the Index 500 Portfolio, pursuant to which FMRC may provide investment advisory services to the Index 500 Portfolio. FMRC's principal offices are the same as those of FMR.

For its services, FMR is paid an advisory fee based on the average daily net assets of the Index 500 Portfolio and FMR pays FMRC and DAMI for services rendered to the Index 500 Portfolio.

MetLife Stock Index Portfolio

MetLife Advisers is the investment adviser for the MetLife Portfolio. MetLife Advisers' principal offices are located at 501 Boylston Street, Boston, Massachusetts 02116. MetLife

Advisers is an indirect wholly-owned subsidiary of MetLife. MetLife Advisers also performs general administrative and management services for the Metropolitan Series Fund, Inc.

MetLife Advisers has contracted with a subadviser, MLIC, to make the day-to-day investment management decisions for the MetLife Portfolio. MetLife Advisers is responsible for overseeing MLIC and for making recommendations to the Metropolitan Series Fund, Inc.'s board of directors relating to hiring and replacing subadviser(s). MLIC is the Metropolitan Series Fund, Inc.'s principal underwriter and distributor. MLIC's principal offices are located at One Madison Avenue, New York, New York 10010.

For its services, MetLife Advisers is paid an advisory fee based on the average daily net assets of the MetLife Portfolio, and MetLife Advisers pays MLIC for services rendered to the MetLife Portfolio.

Comparison of the Portfolios

The following discussion is primarily a summary of certain parts of the current prospectuses and/or annual shareholder reports for 2002 for the MetLife Portfolio and the Index 500 Portfolio. This Voting Information Statement is accompanied by a current prospectus for the MetLife Portfolio. The 2002 annual shareholder report for the MetLife Portfolio is available without charge upon request. As an Owner invested in the Index 500 Portfolio, you should already have a current prospectus (including applicable supplements) and should have recently received the 2002 annual shareholder report for the Index 500 Portfolio. Information contained in this Voting Information Statement is qualified by the more complete information set forth in such prospectuses and reports which are incorporated by reference herein.

As set forth below, the investment objectives and principal investment strategies of the two Portfolios are substantially the same, and the types of investment advisory and administrative services provided to the MetLife Portfolio are comparable to the types of investment advisory and administrative services provided to the Index 500 Portfolio.

Comparison of Investment Objective and Principal Investment Policies

Investment Objectives

>> Index 500 Portfolio. The Index 500 Portfolio's investment objective is to seek investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

>> MetLife Portfolio. The MetLife Portfolio's investment objective is to seek to equal the performance of the S&P 500 Index.

Investment Strategies

>> Index 500 Portfolio. The Index 500 Portfolio will normally invest at least 80% of its assets in common stocks included in the S&P 500 Index. The Index 500 Portfolio expects to use statistical sampling techniques to attempt to replicate the returns of the S&P 500 Index. Statistical sampling techniques attempt to match the investment characteristics of the S&P 500 Index and the S&P 500 Portfolio by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings ratio, price/book ratio, and earnings growth. The Index 500 Portfolio also expects to lend securities to earn income for the portfolio. The Index 500 Portfolio may lend its securities to broker-dealers or other institutions to earn income. The Index 500 Portfolio may also use various techniques, such as buying and selling futures contracts, to increase or decrease its exposure to changing security prices or other factors that affect security values.

>> MetLife Portfolio. The MetLife Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The MetLife Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts and/or related options to simulate full investments in the S&P 500 Index while retaining liquidity to facilitate trading, to reduce transaction costs, or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the MetLife Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the MetLife Portfolio only if it deviates from the S&P 500 Index by a certain percent. The subadviser monitors the tracking performance of the MetLife Portfolio through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. The MetLife Portfolio will attempt to maintain a target correlation coefficient of at least .95.

The investment objectives of the two portfolios are virtually identical. Both portfolios seek to mirror the performance of the S&P 500 Index. Further, both portfolios' principal investment strategies are substantially the same in that both portfolios are managed by investing portfolio assets in the common stocks comprising the S&P 500 Index. Unlike the MetLife Portfolio, however, the Index 500 Portfolio may not always hold all of the same securities as the S&P 500 Index. Further, although the Index 500 Portfolio may use various techniques, such as buying and selling futures contracts, to increase or decrease the its exposure to changing security prices, the MetLife Portfolio invests, as a principal investment strategy, in stock index futures contracts and/or related options when such derivatives are priced more attractively than the underlying security or to simulate full investment in the S&P 500 Index - a strategy of potential benefit to Contract owners.

Comparison of Advisory Fees and Other Expenses

The following chart compares the total operating expenses (before and after any waivers and reimbursements) for the year ended December 31, 2002, expressed as an annual percentage of average daily net assets, of the Index 500 Portfolio and the MetLife Portfolio. Neither the Initial Class shares of the Index 500 Portfolio nor Class A shares of the MetLife Portfolio has adopted any plan pursuant to Rule 12b-1 under the 1940 Act.

--------------------------------- --------------------------------- ----------------------------------
                                    Index 500 Portfolio (Initial        MetLife Portfolio (Class A)
                                               Class)
--------------------------------- --------------------------------- ----------------------------------
Management Fees                                0.24%                               0.25%
Other Expenses                                 0.09%                               0.06%
Total Operating Expenses                       0.33%                               0.31%
Less Expense Waivers and
Reimbursements                                 0.05%/1/                             N/A
Net Operating Expenses                         0.28%                               0.31%
--------------------------------- --------------------------------- ----------------------------------

Comparison of Advisory and Subadvisory Services

The following chart compares the fees paid for advisory and subadvisory services for the fiscal year ending December 31, 2002, expressed as an annual percentage of average daily net assets, by the Index 500 Portfolio and the MetLife Portfolio.

----------------------------------------------------------- -----------------------------------------------------
           Index 500 Portfolio (Initial Class)                            MetLife Portfolio (Class A)
----------------------------------------------------------- -----------------------------------------------------
---------------------------- ------------------------------ ------------------------- ---------------------------
Annual Advisory Fees         Annual Subadvisory Fees          Annual Advisory Fees    Annual Subadvisory Fees
                             (paid by the Adviser)                                    (paid by the Adviser)
---------------------------- ------------------------------ ------------------------- ---------------------------
           0.24%                      DAMI 0.006%                     0.25%                  At Cost/2/
                             ------------------------------
                                      FMRC 0.12%/3/
---------------------------- ------------------------------ ------------------------- ---------------------------

-----------------------------
/1/ FMR has voluntarily agreed to reimburse the Initial Class of the Index 500 Portfolio if and to the extent that the Index 500 Portfolio's aggregate operating expenses, including management fees, exceed an annual rate of 0.28% of average net assets. This voluntary reimbursement arrangement may be revised or terminated at any time. Further, FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the 0.28% limit prior to the end of the fiscal year.

/2/ MetLife Advisers pays MetLife a subadvisory fee equal to the costs incurred by MetLife in providing subadvisory services to the MetLife Portfolio. This fee is expected to range from 0.03% to 0.05% annually.

/3/ Under the terms of the subadvisory agreement for the Index 500 Portfolio, FMR pays FMRC fees equal to 50% of the advisory fee payable to FMR with respect to that portion of the Index 500 Portfolio's assets that is managed by FMRC.

Comparison of Asset Levels and Performance

The following table compares the respective asset levels, expense ratios, and performance data of the two portfolios, as well as the performance data for the S&P 500 Index.

-------------------------- ------------------ ---------------------- -----------------------------------------------
       Portfolios            Asset Levels        Expense Ratios                       Performance
                           (as of 12/31/02)    (for the year ended                  (as of 12/31/02)
                              (millions)            12/31/02)
-------------------------- ------------------ ---------------------- -----------------------------------------------
-------------------------- ------------------ ---------------------- ---------------------------- ------------------
Index 500 Portfolio             $2,497                0.28%          o   1 YEAR:                            -22.25%
                                                                     o   5 YEAR:                             -0.84%
                                                                     o  10 YEAR:                              9.04%
-------------------------- ------------------ ---------------------- ---------------------------- ------------------
-------------------------- ------------------ ---------------------- ---------------------------- ------------------
MetLife Portfolio               $2,840                0.31%          o   1 YEAR:                            -22.10%
                                                                     o   5 YEAR:                             -0.66%
                                                                     o  10 YEAR:                              9.15%

-------------------------- ------------------ ---------------------- ---------------------------- ------------------
-------------------------- ------------------ ---------------------- ---------------------------- ------------------
S&P 500 Index                                          N/A           o   1 YEAR:                            -22.09%
                                  N/A                                o   5 YEAR:                             -0.58%
                                                                     o  10 YEAR:                              9.34%
-------------------------- ------------------ ---------------------- ---------------------------- ------------------

Comparison of Investment Risks

Each portfolio attempts to match the return of the S&P 500 Index. Because the portfolios have virtually identical investment objectives, and investment strategies that are substantially the same, each portfolio generally invests in the same types of securities (i.e., equity securities of relatively large companies), and thus, is subject to substantially the same types of risks. These include:

         Investing in larger companies. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

         Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. The investor bears the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other portfolio or fund expenses, brief delays that occur until a portfolio can invest cash it receives and other tracking errors may result in the portfolio's return being lower than the return of the applicable index.

         Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

Effects on Owners

Additional facts concerning Owners' rights in connection with the proposed substitution are as follows:

o    Owners will not:

     >> experience any change in the amount of Contract value, death benefit, or dollar value of their investments in any of the subaccounts of Separate Account A as a result of the proposed substitution;

     >> incur any fees or charges as a result of the proposed substitution, including charges that would otherwise be applied to transfers;

     >> experience an increase in the combined Subaccount and Portfolio expenses for 24 months following the proposed substitution;

     >> have their rights, or MetLife Investors USA's obligations, under the Contracts altered in any way as a result of the proposed substitution;

     >>   incur any expenses as a result of the proposed substitution; and

     >> incur any federal income tax liability as a result of the proposed substitution.

o    Owners will:

     >> before the proposed substitution occurs, be permitted to make a transfer of Contract value (or annuity unit exchange) from the Subaccount to any other subaccount without charge and without that transfer (or exchange) counting towards the number permitted or the number permitted without charge under the Contracts;

     >> during the 30 days after the proposed substitution, be permitted to make a transfer of Contract value (or annuity unit exchange) from the Subaccount to any other subaccount without charge and without that transfer (or exchange) counting towards the number permitted or the number permitted without charge under the Contracts; and

     >> before the proposed substitution occurs, receive a copy of the most recent MetLife Portfolio prospectus.

o    MetLife Investors USA will:

          pay all expenses incurred in connection with the proposed substitution, including legal, accounting, transactional, proxy, brokerage commissions, and other fees and expenses.

o    MetLife Investors USA will not:

     >> exercise any right it may have under the Contracts to impose restrictions or additional restrictions on, or charges for, Contract value transfers or annuity unit exchanges made under the Contracts for a period of at least 30 days following the proposed substitution.

METLIFE INVESTORS USA INSURANCE COMPANY RECOMMENDS THAT YOU VOTE TO "APPROVE" THE PROPOSED SUBSTITUTION.

                               GENERAL INFORMATION

Cost of Solicitation

MetLife Investors USA the cost of the solicitation, including the preparation and mailing of the Voting Information Statement and Voting Form, the solicitation of votes, legal, and other expenses.

Service Providers

MetLife Investors Distribution Company, an indirect wholly-owned subsidiary of MetLife Investors Group, Inc. located at 22 Corporate Plaza Drive, Newport Beach, California 92660, is the principal underwriter for Separate Account A. Separate Account A has no administrator.

Owner Proposals

Owners have no rights under the Contracts to put voting proposals before the Owners.

Prospectuses and Annual Reports

Upon request, MetLife Investors USA will furnish, without charge, a copy of the 2002 annual shareholder report for the MetLife Portfolio and additional copies of the current prospectuses for the MetLife Portfolio and the Index 500 Portfolio and the 2002 annual shareholder report for the Index 500 Portfolio. To request any of these, please call MetLife Investors USA at 1-800-283-4536 (1-866-2051 for owners of Investors Choice Contracts), or write to MetLife Investors USA at 11365 W. Olympic Blvd., Los Angeles, California 90064.

Dissenter's Rights of Appraisal

Taken together, Delaware Insurance law and the terms of the Contracts do not appear to provide appraisal rights to investors, such as Owners, beyond their right to receipt of the cash surrender value of their Contracts. MetLife Investors USA believes that, for transactions such as the proposed substitution, this requires, in effect, that accumulation units have a value equal to their net asset value determined as of 4:00 p.m. on the date of the proposed substitution.

Interpretations of the 1940 Act by the Commission staff limit appraisal rights of investors in a registered unit investment trust, such as Owners, to those provided by Rule 22c-1 under the 1940

Act. Rule 22c-1, in effect, requires for transactions such as the proposed substitution, that accumulation units have a value equal to their net asset value per share determined as of 4:00 p.m. on the date of the proposed substitution.

Inquiries

Owners may make inquiries by contacting their registered representative or by writing MetLife Investors USA at 11365 W. Olympic Blvd., Los Angeles, California 90064, or by calling 1-800-283-4536 (1-866-2051 for owners of Investors Choice Contracts).

METLIFE INVESTORS USA REQUESTS THAT YOU PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING FORM. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                   VOTING FORM

                     MetLife Investors USA Insurance Company
                             11365 W. Olympic Blvd.
                          Los Angeles, California 90064

Name of Contract Owner              Voting Authentication Number:
Address
City, ST  00000

Your variable annuity contract entitles you to vote as to the number of accumulation units you owned in the subaccount of MetLife Investors USA Separate Account A investing in Initial Class shares of the Index 500 Portfolio of Fidelity Variable Insurance Products Fund II as of January 31, 2003. To be counted, Voting Forms must be received by MetLife Investors USA Insurance Company ("MetLife Investors USA") no later than Thursday, April 24, 2003 at 4:00 p.m. Pacific Time.

METLIFE INVESTORS USA RECOMMENDS THAT YOU VOTE TO "APPROVE" THE PROPOSAL.

I hereby instruct MetLife Investors USA to count the accumulation units as to which I am entitled to vote as follows:

               Approve _______ Disapprove _______ Abstain _______

the following proposal:

     the substitution of Class A shares of the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. for Initial Class shares of the Index 500 Portfolio of Fidelity Variable Insurance Products Fund II.

I hereby revoke any and all votes with respect to the foregoing proposal previously given by me. I acknowledge receipt of the Voting Information Statement dated March 31, 2003, which describes the above proposal.

                            ____________________      _______________
                            Authorized signature           Date

                            _________________________________________
                            Contract Owner Name

PLEASE COMPLETE, SIGN AND DATE THIS FORM AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Please use blue or black ink or dark pencil. Signed Voting Forms that do not indicate a vote, will be treated as a vote to approve the proposal.